SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          25-Sep-01

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

(Exact name of registrant as specified in its charter)


Delaware            333-49820-08           13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code     (212) 325-2000


Item 5. Other Events.

On behalf of CSFB Mortgage Acceptance Corp.,
Series 2001-9 Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated          25-Sep-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2031.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

           Beginning                          Principal   Remaining
Class        Balance   Principal   Interest        Loss     Balance
I-A-1       79217581     7326067     462103           0    71891514
I-A-2        6000000           0      35000           0     6000000
I-A-3        6927000           0      40408           0     6927000
I-A-4       13349000           0      77869           0    13349000
I-A-5        1959000           0      11428           0     1959000
I-A-6        2011000           0      11731           0     2011000
I-A-7        1489000           0       8686           0     1489000
I-A-8        1364000           0       7957           0     1364000
I-A-9       36348890         N/A     149030           0    33898693
I-A-10      36348890     2450197     123586           0    33898693
I-A-11       1089970           0          0           0     1098145
I-A-12       5163981      336831        N/A           0     4827150
II-A-1      46818825     3171622     159964           0    43647202
II-A-2      46818825         N/A     171669           0    43647202
II-A-3       3232181           0          0           0     3255076
II-A-4       2877332      181014        N/A           0     2696318
II-A-5      44900912     2824733     318048           0    42076179
III-A-1     44288883     5272200     276806           0    39016683
III-A-2      6809000           0      42783           0     6809000
I-X-1        3708607         N/A      22406           0     3551532
I-X-2         357881         N/A       2162           0      357618
II-X          167663         N/A       1153           0      140306
III-X         272672         N/A       1713           0      244222
II-P           25414          15          0           0       25399
III-P         143984         145          0           0      143839
B-1          4935317        3146      31404           0     4932171
B-2          2087992        1331      13286           0     2086661
B-3           949142         605       6040           0      948537
B-4           379617         242       2416           0      379375
B-5           569525         363       3624           0      569162
B-6           569469         363       3624           0      569106
A-R                0           0          0           0           0
TOTAL:     313507014    21568874    1984895           0   291969209

         Beginning
        Current Prin   Principal              Remaining
Class      Amount   Distribution   Interest     Balance
I-A-1      815.54421    75.42179    4.75734   740.12242
I-A-2     1000.00000     0.00000    5.83333  1000.00000
I-A-3     1000.00000     0.00000    5.83333  1000.00000
I-A-4     1000.00000     0.00000    5.83333  1000.00000
I-A-5     1000.00000     0.00000    5.83333  1000.00000
I-A-6     1000.00000     0.00000    5.83333  1000.00000
I-A-7     1000.00000     0.00000    5.83333  1000.00000
I-A-8     1000.00000     0.00000    5.83334  1000.00000
I-A-9      858.06952     0.00000    3.51808   800.22898
I-A-10     858.06952    57.84054    2.91744   800.22898
I-A-11    1038.06673     0.00000    0.00000  1045.85224
I-A-12     862.42316    56.25322        N/A   806.16994
II-A-1     780.31375    52.86037    2.66607   727.45337
II-A-2     780.31375     0.00000    2.86115   727.45337
II-A-3    1035.91401     0.00000    0.00000  1043.25173
II-A-4     792.94846    49.88469        N/A   743.06377
II-A-5     792.94846    49.88469    5.61672   743.06377
III-A-1    722.67883    86.02853    4.51674   636.65030
III-A-2   1000.00000     0.00000    6.28333  1000.00000
I-X-1      840.32791     0.00000    5.07698   804.73643
I-X-2      914.83138     0.00000    5.52711   914.15929
II-X       621.60058     0.00000    4.27349   520.17540
III-X      936.55373     0.00000    5.88468   838.83710
II-P       509.61419     0.30259        N/A   509.31160
III-P      928.06959     0.93295        N/A   927.13664
B-1        996.89268     0.63545    6.34340   996.25723
B-2        996.89269     0.63545    6.34340   996.25724
B-3        996.89268     0.63545    6.34340   996.25723
B-4        996.89267     0.63545    6.34341   996.25722
B-5        996.89268     0.63545    6.34341   996.25724
B-6        996.89324     0.63546    6.34340   996.25778
A-R          0.00000     0.00000    3.00000     0.00000

                                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                CSFB MORTGAGE ACCEPTANCE CORP.
                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                Bank One

        Dated:           9/30/01